UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 21, 2012

CONMED HEALTHCARE MANAGEMENT, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27554	42-1297992
(Commission File Number)	(I.R.S. Employer Identification Number)

7250 Parkway Dr. Suite 400 Hanover, MD (Address of principal executive offices)	21076 (Zip Code)

(410) 567-5520

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events.

On February 21, 2012, Conmed Healthcare Management, Inc. (the “Company”) issued a press release announcing that its Board of Directors has hired Cantor Fitzgerald & Co. as independent financial advisor to assist the Board of Directors in the evaluation of possible strategic alternatives. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 8.01 and the attached Exhibit 99.1 is furnished to, but shall not be deemed “filed” with, the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED HEALTHCARE MANAGEMENT, INC.

Date: February 21, 2012	By:	/s/ Thomas W. Fry
Name: Thomas W. Fry
Title: Senior Vice President, Chief Financial Officer and Secretary